

NASDAQ:CELH

PROVEN PROPRIETARY DISRUPTIVE

CELSIUS HOLDINGS, INC.

November 2018
Investor Presentation

CELSIUS
LIVE FIT

SAFE HARBOR STATEMENT


CELSIUS
LIVE FIT

This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

This document includes certain non-GAAP financial measures. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company's operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP.

OUR MISSION

Celsius Holdings, Inc. (Nasdaq: CELH), founded in April, 2004, is a global company, with a proprietary, clinically proven formula for flagship brand CELSIUS®.

Our mission - to become the global leader of a branded portfolio which is proprietary, clinically proven or innovative in its category, and offers significant health benefits.


CELSIUS


BRAND
BASICS
NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0 SUGAR
CELSIUS
SPARKLING
CELSIUS
SPARKLING
CELSIUS
HEAT
CELSIUS
LIVE FIT


NO
SUGAR
HIGH FRUCTOSE CORN SYRUP
ARTIFICIAL COLORS / FLAVORS
ASPARTAME
PRESERVATIVES

PROVEN FUNCTIONAL ENERGY

BRAND ADDING CATEGORY VALUE ATTRACTING MILLENNIAL AND HEALTH CONSCIOUS CONSUMERS

- THERMOGENIC
- ACCELERATES METABOLISM
- BURNS BODY FAT
- BURNS CALORIES
- PROVIDES HEALTHY ENERGY
- PROPRIETARY METAPLUS® BLEND

0 SUGAR | GF GLUTEN FREE | KOSHER | NON GMO | VERY LOW SODIUM | VITAMIN INFUSED | CERTIFIED VEGAN


HOW DOES IT WORK?
CELSIUS' proprietary MetaPlus® formula, including green tea with EGCG, ginger and guarana seed, turns on thermogenesis, a process that boosts your body's metabolic rate.†*
Drinking CELSIUS® prior to fitness activities is proven to energize, accelerate metabolism, burn body fat and calories.†*
†CELSIUS alone does not produce weight loss in the absence of a healthy diet and moderate exercise. In a 10 week clinical study published in the Journal of International Society of Sports Nutrition, with sedentary men and women, the group who drank one CELSIUS per day experienced Significantly Better Results.
*These statements have not been evaluated by the Food & Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.
NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0
DIETARY SUPPLEMENT

CELSIUS
LIVE FIT

PEER REVIEWED CLINICAL STUDIES VALIDATING CLAIMS

CLINICAL STUDIES:
PROVEN

STUDIES REVIEWED AND APPROVED BY THE NATIONAL ADVERTISING DIVISION (NAD) OF THE ADVERTISING SELF-REGULATORY COUNCIL

STUDY 1 - OHIO RESEARCH:
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

STUDY 2 - UNIVERSITY OF OKLAHOMA:
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

STUDY 3 - UNIVERSITY OF OKLAHOMA:
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

STUDY 4 - UNIVERSITY OF OKLAHOMA:
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

STUDY 4 - UNIVERSITY OF OKLAHOMA:
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

STUDY 5 - UNIVERSITY OF OKLAHOMA:
PUBLISHED IN JOURNAL OF THE AMERICAN COLLEGE OF NUTRITION

STUDY 6 - UNIVERSITY OF OKLAHOMA:
PUBLISHED IN THE JOURNAL OF STRENGTH AND CONDITIONING ASSOCIATION

BEST FUNCTIONAL DRINK



WINNER

CELSIUS HEAT WINS "BEST PACKAGING DESIGN"

2018 INNOBEV GLOBAL SOFT DRINKS AWARDS BY ZENITH





INNOBEV, GLOBAL AWARD WINNER

"BEST FUNCTIONAL DRINK 2017"



INNOVATION OF THE YEAR

BEVERAGE INDUSTRY

BEST IN ENERGY CATEGORY 2017

23 TIME AWARD WINNER

PRODUCTS
POSITION
PLACEMENT
PROMOTION

The original marketing mix (Product, Price, Place, and Promotion, or 4 Ps, as originally proposed by marketer and academic E. Jerome McCarthy (1960)


CELSIUS
LIVE FIT
SPARKLING
CUCUMBER LIME
HEALTHY ENERGY
NATURAL CAFFEINE
ACCELERATES METABOLISM
BURNS BODY FAT
LIVE
FIT
0 SUGAR
GF GLUTEN FREE
KOSHER
NON GMO

PIONEERING POSITION: FITNESS DRINK


CELSIUS
SPARKLING

CELSIUS PIONEERS NEW GROUND

CLINICALLY PROVEN FUNCTION
+
HEALTHY ENERGY

CELSIUS is a **proven Fitness Drink**


CELSIUS
SPARKLING

Consumers are ready for
ENERGY 2.0 (natural & healthy)

Masses are **leaving artificial or sugary** carbonated soft drinks and other categories in droves

Sugary Energy Exit is NOW… CELSIUS is here

CELSIUS
LIVE FIT


MONSTER ENERGY
Red Bull

CONVENTIONAL ENERGY


wild berry
hi-ball ENERGY
SPARKLING ENERGY WATER
RUNA

HEALTHIER ENERGY


vitaminwater
bai Bubbles

FUNCTIONAL


CELSIUS HEAT
POSITION:
TRAINER'S GRADE
CELSIUS HEAT is a Carbonated, Proven To Perform, Thermogenic with METAPLUS.
HEAT provides 100mg more caffeine than the original line, + 2,000mg L-Citruline.
CELSIUS HEAT
CELSIUS HEAT
CELSIUS HEAT
FLO RIDA
Multi-Platinum recording artist FLO RIDA drinks CELSIUS everyday and raves about HEAT's PROVEN benefits and clinical studies.
PROVEN

CELSIUS
LIVE FIT

BUSINESS STRATEGY

INTRO PRODUCT LAUNCHES

LAUNCH NEW ITEMS & SEED PIPELINES

EXPAND AT RETAIL & CONSUMER MARKETING PUSH

REPEAT (INNOVATE NEW ITEMS)

CELSIUS ORIGINALS


CELSIUS

CELSIUS HEAT


CELSIUS
HEAT

CELSIUS NATURALS


CELSIUS

CELSIUS ON-THE-GO POWDERS



INTERNATIONAL

BCAA* - POST WORKOUT / NORDIC REGION ONLY


CELSIUS BCAA
FLÄDER
SMULTRON
PASSIONS FRUKT

* FIRST DECAFFEINATED SKUS


TOP SELLER ON AMAZON
TOP RATED
"AMAZON'S CHOICE" WHEN SEARCHING HEALTHY ENERGY (ORGANIC)
CELSIUS
LIVE FIT
SPARKLING WATERMELON
amazon
FIND A NEW LEVEL
CELSIUS fitness drinks provide a healthy energy boost and are available in sparkling and non-carbonated flavors. Backed by six published clinical trials, CELSIUS is proven to accelerate metabolism and burn body fat. No Preservatives, No Sugar, No Artificial Flavors or Colors, Low in Sodium, Non-GMO, Gluten-free, Certified Vegan/Kosher
CELSIUS
amazon
CELSIUS was ahead of the curve with its relationship with Amazon. Our brand is on PRIME + Subscribe & Save.
1,757+ LIFETIME REVIEWS, 4.3 STAR RATING

CELSIUS BRAND PERFORMANCE VS. CATEGORY
CONVENIENCE CHANNEL

CELSIUS SIGNIFICANTLY OUTPACING CATEGORY GROWTH RATE

BRAND CELSIUS **+40.4%**

OUTPACING CATEGORY GROWTH 7.2

TOTAL SUB-CATEGORY
$8.5 BILLION

CATEGORY GROWTH +5.6%
200+ BRANDS

RANKED 16TH TOP BRAND
WITH ONLY 9.7 ACV POINTS

LATEST 52 WEEKS ENDING 10.7.2018; SHELF STABLE FUNCTIONAL BEVERAGES; TPL; SPINS SCAN CONVENTIONAL MARKETS TOTAL US – CONVENIENCE

DISTRIBUTION CHANNELS

SAMPLING OF KEY CUSTOMERS IN EACH CHANNEL

NATURAL CHANNEL

- The Fresh Market
- Sprouts Farmers Market

CONVENIENCE

- 7-Eleven
- Circle K
- QuikTrip
- Wawa
- Holiday
- Sunoco
- Tedeschi Food Shops
- RaceTrac
- Casey's General Store

CONVENTIONAL GROCERY

- Publix
- meijer
- Harris Teeter Neighborhood Food & Pharmacy
- Hannaford
- Food Lion
- Ralphs
- H-E-B
- Giant Eagle
- Kroger
- HyVee
- Mariano's

FITNESS

- Gold's Gym
- planet fitness
- Crunch
- 24 Fitness
- LA|FITNESS
- Xsport Fitness
- Barry's Bootcamp
- Equinox
- Anytime Fitness

MASS MARKET

- TARGET

VITAMIN SPECIALTY AND DRUG

- The Vitamin Shoppe
- GNC Live Well
- Smoothie King
- CVS pharmacy

MILITARY

- AAFES Army and Air Force Exchange Service
- NEX Navy Exchange
- MCX Core Brands Corps Value

VENDING

- Vistar
- canteen
- FirstClassVending

E-COMMERCE

- amazon
- Walmart.com
- Bodybuilding.com

CELSIUS LIVE FIT


ROUTE TO MARKET
SAMPLING OF KEY DISTRIBUTORS AND WHOLESALERS
SUPPLY CHAIN, DISTRIBUTION / WHOLESALER NETWORK FOUNDATION
unfi
EUROPA
HARALAMBOS BEVERAGE COMPANY
Anheuser-Busch
McLANE
MUSCLE FOODS USA
Eby-Brown
KDI
KeHE DISTRIBUTORS
Bernick's
EAGLE DISTRIBUTING
POLAR
LIPARI
Core-Mark
pepsi
John Lenore & Co.
YOUR NEW AGE BEVERAGE DISTRIBUTOR

PLACEMENT: ENERGY, FUNCTIONAL

EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY.

CELSIUS IS SOLD AMBIENT AND COLD ACROSS CHANNELS, IN GROCERY OR PHARMACY IN MULTIPACKS. IN FITNESS / EMERGING CHANNELS, COLD.

CELSIUS
LIVE FIT


CELSIUS


CELSIUS

PROMOTION

THE MAKING OF AN ICON



INCREASING BRAND AWARENESS

CELSIUS
LIVE FIT


CELSIUS
LIVE FIT
CELSIUS

- PARTCIPATED AS A PRESENTING SPONSOR
- OVER 250,000 "TOUGH MUDDER LEGIONEERS" PARTICIPATING + SPECTATORS
- 100 EVENTS IN 33 US CITIES
- MULTIPLE CITIES ACROSS THE US
- SAMPLING TO THE CORE CONSUMERS DURING A CRITICAL USAGE OPPORTUNITY

CELSIUS
LIVE FIT

CONSUMER ADS – FITNESS TARGETS


PROVEN TO PERFORM
CELSIUS
CELSIUS
HEAT
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
"I tasted it and loved it. Orangesicle HEAT gives me the energy to last through my training sessions and my performances."
– Multi-Platinum Recording Star, and shareholder, Flo Rida
TOUGH MUDDER

ON TREND FOR FITNESS LIFESTYLERS


MEET YOUR NEW TRAINING PARTNER
CELSIUS
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
#CELSIUSLiveFit | CELSIUS.com
amazon

HONING IN ON TARGET DEMO WITH KEY BRAND MESSAGING

GLOBAL EXPANSION

CELSIUS
LIVE FIT


SOCKERFRI
CELSIUS
ANANAS KOKOS
UTAN KOLSYRA
UTAN KOLSYRA
VITAMINBERIKAD
200 MG KOFFEIN
CELSIUS
CELSIUS
NON-CARBONATED
ACCELERATES METABOLISM
BURNS MORE CALORIES

NORDIC CHINA HONG KONG



EUROPE DISTRIBUTION PARTNERS


CELSIUS
ANANAS
KOKOS

PARTNERS WITH DEFINED TERRITORIES WHICH CURRENTLY PROVIDE MARKETING AND SALES SUPPORT WITHIN THEIR TERRITORY.

ESTABLISHED:

- SWEDEN - TOP SELLING FITNESS DRINK IN SWEDEN
- FINLAND EXPANSION LAUNCHED IN Q2 2016 ADDS INCREMENTAL GROWTH
- NORWAY LAUNCH ANNOUNCED FEBRUARY OF 2018

ADDITIONAL INTERNATIONAL OPPORTUNITIES WITH IDENTIFIED DISTRIBUTION PARTNERS











ASIA DISTRIBUTION PARTNERS


CELSIUS
CELSIUS

PARTNERS WITH DEFINED TERRITORIES WHICH CURRENTLY PROVIDE MARKETING AND SALES SUPPORT WITHIN THEIR TERRITORY.

ESTABLISHED:

- HONG KONG LAUNCHED THROUGH A.S. WATSON WATER DISTRIBUTORS IN Q3 2017
- CHINA MARKET LAUNCHED WITH NATIONWIDE DISTRIBUTION THROUGH PARTNERSHIP WITH QIFENG FOOD TECHNOLOGY (BEIJING) CO. LTD., A NATIONAL WHOLESALE DISTRIBUTOR OF FOODS AND BEVERAGES IN Q4 '17
- CHINA PRODUCTION FACILITY OPENED TO SUPPORT ASIAN MARKET

ADDITIONAL OPPORTUNITIES WITH IDENTIFIED DISTRIBUTION PARTNERS



GEOGRAPHICAL ACCESS


18 PROVINCES
80+ CITIES
CELSIUS® ALREADY AVAILABLE IN 45 CITIES
Celsius® available
Rest of QF network
China
LIAONING
HEBEI
SHANXI
NINGXIA
QINGHAI
SHAANXI
SHANDONG
HENAN
ANHUI
SICHUAN
ZHEJIANG
GUIZHOU
JIANGXI
YUNNAN
NAGALAND
Taiwan
Hong Kong
Macau
Hanoi
Myanmar (Burma)
North Korea
South Korea
Yellow Sea
East China Sea

CELSIUS
LIVE FIT


GO TO MARKET & CHANNEL ACCESS
CELSIUS® AVAILABLE IN OVER 25,000 POINTS OF DISTRIBUTION THROUGH 147 SUB-DISTRIBUORS
QIFENG MANAGES E-COMMERCE DIRECTLY. ITS NETWORK OF OVER 500 SUB-DISTRIBUTORS OFFERS ACCESS TO OVER 40,000 POINTS OF SALES.
JD.COM 京东
NATIONAL
REGIONAL
LOCAL


CONNECTING
WITH CONSUMERS
(CHINA)
WORKOUT AND YOGA APPS TOGETHER WITH KEY ACCOUNTS HAVE
CONNECTED WITH CHINESE CONSUMERS NATIONALLY.
CELSIUS


CONNECTING
WITH CONSUMERS
(CHINA)
LOCAL RETAILERS OFFER
DISTRIBUTION ACROSS
45 CITIES
WHILE E-COMMERCE
ADDRESSES AVAILABILITY GAP
CELSIUS

STRATEGY OBJECTIVES AND GROWTH ROADMAP

TEAM VALUE

- FOCUSED
- DISCIPLINED
- RESULT ORIENTATED
- PURPOSE DRIVEN

SUPPLY CHAIN

- IMPROVE MARGINS
- DATA ANALYTICS
- OPERATIONAL FOCUS
- TRANSFORM FOR SCALE

BRAND BUILDING

- BUILD BRAND EQUITY
- INCREASE PORTFOLIO BREATH
- CHANNEL EXPANSION
- ACV GAINS







CELSIUS
LIVE FIT


CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABO
BURNS BODY FAT
CELSIUS

KEY TAKE AWAYS

- RESOUNDING CONSUMER DEMAND - TREND FORWARD
- RAPIDLY GROWING REVENUES AND GROSS PROFITS
- EXPANDED PRODUCT OFFERING
- INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS
- TRANSFORMING OPERATIONS FOR SCALE
- DISCIPLINED DATA DRIVEN TEAM

CELSIUS FINANCIALS


3041.05
2988.88


CELSIUS
SPARKLING
CELSIUS
SPARKLING
CELSIUS
HEAT

CELSIUS
LIVE FIT

GROWTH TRENDS IN REVENUE FULL COMPANY BY YEAR

CELSIUS



Net Revenue by Year 2015-2018-A/E-@Sep
In Millions
60
50
40
30
20
10
0
$17.2m
$22.7m
$36.2m
$38m-YTD
~$50m *
Total Company
2015
2016
2017
2018 YTD Sept
2018 Est

- CAGR for 3 Years Total Company = >43.2% -*Analysts Consensus for FY 2018

GROWTH TRENDS IN REVENUE BY REGION

CELSIUS



Net Revenue by Year 2016-2018
In Millions
50
40
30
20
10
0
International
Domestic
Full Company
2015
2016
2017
2018-A/E

-International CARG @ 13% = > Domestic CARG @ 63%

-Good Acceptance in "Mass Market" = >Transcending our Core Fitness Origin

REVENUE BALANCE BY REGION

CELSIUS

Net Revenue Year 2017


Domestic
67%
Intl 33%
Intl
Domestic

Net Revenue Year 2018

YTD-Sept


2018-YTD-
Sep
Domestic
74%
Intl 24%
Intl
Domestic

- Strong Growth in the US = > Capitalizing on Health & Wellness trends
- Driving penetration in all major market segments

GROWTH TRENDS IN REVENUE BY QUARTER FULL COMPANY

CELSIUS



Net Revenue by Quarter 2016-2018
18
16
14
12
10
8
6
4
2
0
3.678
6.171
6.657
6.252
6.000
10.236
10.785
9.140
12.059
9.298
16.565
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
2017 Q2
2017 Q3
2017 Q4
2018 Q1
2018 Q2
2018 Q3

- Despite some seasonality & Intl orders, business reflects an overall continued growth.

GROSS PROFIT "NORMALIZATION" BY YEAR

CELSIUS



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
43.0%
51.8%
41.2%
52.2%
2017
2018
As Reported
W/O Freight

- Large competitors such as Monster exclude Out-Bound Freight as part of Cost of Sales
- When "Normalized" on a comparable basis = > Celsius Margins are north of 50%

BALANCE SHEET DASHBOARD-High Performance

CELSIUS


10
20
30
40
50
60
70
80
90
100

DSO = > 39 Days w/o International

DSO (Daily Sales Outstanding)


10
20
30
40
50
60
70
80
90
100

DOH = > 63.6 Days

DOH (Days On Hand)


10
20
30
40
50
60
70
80
90
100

DPO = > 47.4

DPO (Days Payable Outstanding)


1
2
3
4
5
6
7
8
9
10

Working Capital Turns

- “Healthy Balance Sheet=>Profitable P/L”
- Credit Limits using 30 Day DSO approach
- DOH=>~2 months
- WC Turns=>~7 times
- DPO=>Timely Service

ADJUSTED EBITDA COMPUTATION *For the Nine Months Ended Sept 30th*

CELSIUS.

	Three months ended Sept 30,		Nine months ended Sept 30,	
	2018	2017	2018	2017
Net income (loss) available to common stockholders (GAAP measure)	$(4,175,353)	$(1,714,494)	$(10,526,370)	$(3,306,514)
Add back:				
Depreciation and amortization expense	14,995	5,618	34,643	14,292
Net interest expense	42,932	35,661	122,944	122,195
Preferred stock dividend	43,639	92,250	169,494	273,743
Stock-based compensation	1,153,151	600,726	3,103,778	1,963,455
Non-GAAP Adjusted EBITDA	**$(2,920,636)**	**$ (980,239)**	**$ (7,095,511)**	**$ (932,829)**
Non-recurring one-time charges				
Inventory write-down & Label artwork change fees	-	-	-	194,040
Label artwork change fees	-	-	-	41,321
CEO recruiting fees	-	-	33,333	100,000
CEO retirement compensation	-	-	-	422,659
Legal settlement	-	-	1,019,600	-
Total non-recurring one-time charges	-	-	1,052,933	758,020
Non-GAAP Adjusted EBITDA excluding one-time charges	**$(2,920,636)**	**$(980,239)**	**$(6,042,578)**	**$ (174,809)**
Net Asia investment	5,090,245	2,070,010	8,092,677	2,568,940
Net Non-GAAP Adjusted EBITDA excluding net Asia investment*	**$ 2,169,609**	**$ 1,089,771**	**$ 2,050,099**	**$ 2,394,131**

- By excluding "Non-Cash" items and non-recurring "One Timers" & China Investment business is delivering positive Ebitda

FOCUS ON DRIVING GROWTH

CELSIUS


CELSIUS

REALIZE PRODUCTIVITY


CELSIUS

MARGIN INNOVATION


HEAT

PORTFOLIO MIX



TRADE OPTIMIZATION

KEY INVESTORS

CELSIUS.
LIVE FIT



Horizons Ventures
维港投资

Horizon Ventures: investment arm of Mr. Li Ka-Shing. Asia's wealthiest individual. Assets include over 15,000 health & beauty retail locations



Rexall Sundown

Former Founder and Chairman of ReXall Sundown Inc. which he built into the world's leading nutritional supplement supplier, sold for $1.8 billion in 2000



baby phat.

Celebrity & business mogul (several companies), powerful brand builder & influencer

CELSIUS LIVE FIT

MANAGEMENT

PEOPLE = DIFFERENCE MAKERS



JOHN FIELDLY – PRESIDENT & CEO

John Fieldly joined Celsius in 2012 and brings extensive consumer goods and financial/operational experience with a track record of driving strong financial performance. Results Driven Executive with over 20 years of broad financial and operational experience with extensive consumer goods background. As Celsius Holdings CEO and former CFO, John has demonstrated a proven track record of driving strong business results and shareholder value. His expertise stems from a strong background in financial leadership and operational expertise with a focus on process and procurement improvement strategies to maximize resources to drive revenue and operational efficiencies. Prior to joining Celsius Holdings in 2012, Fieldly worked with Oragenics, Inc. (OGEN), the world leader in novel antibiotics against infectious disease and proprietary OTC probiotics, specifically designed to enhance oral health for humans and pets. There, Fieldly held responsibility over all aspects of Oragenic's finance functions, including financial planning, public reporting requirements as well as optimizing operational efficiencies and implementing procurement strategies to maximize operations. Building upon his consumer and retailer experience, Mr. Fieldly has previously held leadership roles at Lebhar-Friedman – the B2B leading media and marketing company servicing the retail industry, foodservice, healthcare, and targeted consumer markets for more than 90 years. In that role, Fieldly was responsible for business planning, financial reporting, and overseeing financial operations. Fieldly began his career in retail within the food/drug/mass (FDM) channel through various leadership roles with the Eckerd Corporation. His work included sales training, merchandising, impulse sales strategy and quality control. Fieldly supported the acquisition to CVS in 2004. At the time, Eckerd had more than 2,800 stores nationwide. Mr. Fieldly is a Certified Public Accountant in Florida and a graduate of University of South Florida, where he earned his Bachelor of Science degree in Accounting.



EDWIN NEGRON-CARBALLO - CFO

Edwin Negron-Carballo brings over 30 years of financial and operational experience to the organization. His background includes domestic and international experience with work in standardization and implementation of Six Sigma processes, in complex and dynamic environments. He is well versed in USGAAP and IFRS as a Certified Public Accountant and has significant experience in mergers and acquisitions. His impressive and extensive career spans decades of senior financial management experience in major companies such as: Concurrent Manufacturing Solutions, Sodexo, S.A., Tyco Healthcare-Latin America, Energizer Battery, Frito-Lay and K.P.M.G.-Peat Marwick. He was also a Member of the Board of Directors of BAS, S.A., as well as being named as a Top 25 Hispanic Business Corporate Elite. Mr. Negron-Carballo earned an MBA from the John M. Olin School of Business at Washington University in St. Louis, Missouri, and prior, a Bachelor of Science Degree with a major in Accounting, from Louisiana State University in Baton Rouge, LA.



MATT KAHN - EXECUTIVE VP OF MARKETING

Matt Kahn brings over 20 years of marketing experience to CELSIUS as their EVP of Marketing. Having served a majority of his career in the beverage industry, Matt has worked for companies such as The Coca-Cola Co., Glacéau Vitaminwater®, Smartwater® and Heineken USA. From VP to CMO, Matt has held key marketing roles with each entity. His most recent title prior to joining CELSIUS in October of 2018 was that of VP, Marketing for Save-A-Lot Food Stores. Matt began his beverage career at Coca-Cola in 1998 and in 2003 he joined Glacéau. In his leadership roles at Glacéau, Matt's invaluable foresight strongly contributed to Glaceau's sale to The Coca-Cola Company for $4.1B. In 2007, Kahn served as VP, Marketing for Powerade; wherein he led the strategy to modify the formula to ION4 to differentiate it from Gatorade – thereby introducing Powerade zero – the first zero-calorie sports drink. This bold move gained Powerade 13 share points in 2.5 years. When Matt was VP, Marketing for Heineken, he managed a portfolio of five brands including Dos Equis, for which he led the development of a best-in-class video campaign featuring "The Most Interesting Man in the World," garnering international appeal. Matt received his MBA from The University of North Carolina at Chapel Hill and bachelor's degree in Business Administration from Washington University in St. Louis.



JON MCKILLOP – SENIOR VICE PRESIDENT OF SALES – NORTH AMERICA

Jon McKillop has been recently promoted to Senior Vice President of Sales for North America, joining the CELH Executive team. Previously McKillop served as Vice President of Sales for the company's non-traditional channels of trade, to include Fitness, Military, Vending, Travel and Food Service. McKillop's career has spanned over 15 years in beverage and consumer packaged goods in both traditional and non-traditional channels of trade. Prior to his arrival at Celsius on May 3, 2016, McKillop served in a variety of management roles at Glanbia Performance Nutrition, a leading company in the branded sports nutrition space, most recently as National Director of Sales for the organizations American Body Building brand. Before that, McKillop held management posts at large corporations Pepsi Americas, Core-Mark International and Keurig. He holds an undergraduate degree in Marketing from Southern Oregon University.

CELSIUS LIVE FIT BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE

William H. Milmoe
CO-CHAIRMAN

- Finance and accounting
- President CDS International Holdings
- Financial career includes roles with: Price Waterhouse, General Cinema Corp, Pepsi, independent bottler

Kevin Harrington
DIRECTOR

- New product development
- TV show "Shark Tank" alumni
  Launched over 500 products
  "As seen on TV" infomercial pioneer

John Fieldly
DIRECTOR

- Celsius CEO and prior CFO
- Career includes roles with: Oragenics leader in novel antibiotics and proprietary OTC probiotics, Lebhar-Friedman leader in B2B publishing, Eckerd Corporation

Tony Lau
CO-CHAIRMAN

- Horizons Ventures
- Asian market expert
- IB professional, M&A

Nick Castaldo
DIRECTOR

- Consumer services business
- Chain restaurant, banking and retailing
- Equity Partner and member of the founding management team of *Anthony's Coal Fired Pizza*

Thomas E. Lynch
DIRECTOR

- Insurance
- Banking
- Public official

Hal Kravitz
DIRECTOR

- Extensive CPG/Beverage career and experience across all business functions
- Chairman, Board of Directors
- Certified Management Group CEO AQUAhydrate
- 30 Year career at the Coca-Cola Company, most recently, President, Glaceau Division

CELSIUS
LIVE FIT

CELSIUS HOLDINGS, INC.

COMPANY CONTACTS

John Fieldly, CEO
Celsius Holdings, Inc.
561.276.2239
jfieldly@celsius.com

Edwin Negron, CFO
Celsius Holdings, Inc.
561.900.2351
enegron@celsius.com

INVESTOR RELATIONS

Cameron Donahue, Partner
Hayden IR
651.653.1854
cameron@haydenir.com

VISIT OUR NEW INVESTOR WEBSITE:
CELSIUSHoldingsINC.COM

INCOME STATEMENT

CELSIUS.

Celsius Holdings, Inc. and Subsidiaries Consolidated Statements of Operations

	For the three months ended September 30, 2018	For the three months ended September 30, 2017	For the nine months ended September 30, 2018	For the nine months ended September 30, 2017
Revenue	$ 16,565,316	$ 10,785,796	$ 37,923,619	$ 27,023,123
Cost of revenue	9,694,932	6,110,898	22,307,735	15,398,798
Gross profit	6,870,384	4,674,898	15,615,884	11,624,325
Selling and marketing expenses	8,671,792	4,702,308	18,419,236	9,273,207
General and administrative expenses	2,287,374	1,559,173	7,430,580	5,261,694
Total operating expenses	10,959,166	6,261,481	25,849,816	14,534,901
Loss from operations	(4,088,782)	(1,586,583)	(10,233,932)	(2,910,576)
Other (Expense):				
Interest expense	(42,932)	(35,661)	(122,944)	(122,195)
Total Other (Expense)	(42,932)	(35,661)	(122,944)	(122,195)
Net Loss	(4,131,714)	(1,622,244)	(10,356,876)	(3,032,771)
Preferred stock dividend	(43,639)	(92,250)	(169,494)	(273,743)
Net loss available to common stockholders	$ (4,175,353)	$ (1,714,494)	$ (10,526,370)	$ (3,306,514)
Loss per share:				
Basic	$ (0.08)	$ (0.04)	$ (0.21)	$ (0.08)
Diluted	$ (0.08)	$ (0.04)	$ (0.21)	$ (0.08)
Weighted average shares outstanding:				
Basic	51,098,575	45,487,908	49,675,624	43,990,367
Diluted	51,098,575	45,487,908	49,675,624	43,990,367

BALANCE SHEET

CELSIUS

		September 30, 2018 (Unaudited)		December 31, 2017 (1)
ASSETS				
Current assets:				
Cash	$	5,314,112	$	14,186,624
Accounts receivable, net		12,836,991		6,375,658
Inventories, net		6,848,755		5,305,505
Prepaid expenses and other current assets		3,336,674		1,180,444
Total current assets	$	28,336,532	$	27,048,231
Property and equipment, net		121,504		62,642
Total Assets	$	28,458,036	$	27,110,873
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities:				
Accounts payable and accrued expenses	$	14,501,149	$	6,311,824
Accrued preferred dividend		212,265		133,883
Customer advances and other current liabilities		14,534		17,921
Total current liabilities		14,727,948		6,463,628
Long-term liabilities:				
Note payable-related party		3,500,000		3,500,000
Total Liabilities		18,227,948		9,963,628
Commitments and contingences (note 14)				
Stockholders' Equity:				
Preferred Stock, $0.001 par value; 2,500,000 shares authorized, 2,760 and 6,760 shares issued and outstanding at September 30, 2018 and December 31, 2017		3		7
Common stock, $0.001 par value; 75,000,000 shares authorized, 51,124,946 and 45,701,593 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively		51,125		45,702
Additional paid-in capital		82,659,488		79,101,824
Accumulated other comprehensive loss		6,752		(39,378)
Accumulated deficit		(72,487,280)		(61,960,910)
Total Stockholders' Equity		10,230,088		17,147,245
Total Liabilities and Stockholders' Equity	$	28,458,036	$	27,110,873